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                                                                                                                        Exhibit 10.8

                                                                                    No. 50--Uniform Lease
                                                                                    Printed Yee & Lukens Co., Philadelphia, Pa 19107
                                                                                    (C) Richard Marz--I.L. Messer Revision

                                Lease Agreement

1. Parties              This Agreement,         MADE THE First day of November one thousand nine hundred and Ninety Six (1996), by between RVIP (hereinafter called Lessor), of the one part, and Clark Products, Inc. (hereinafter called
                        Lessee), of the other part.

2. Premises             WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain Office #'s 100, 104, 106,
                        105, 110, 112, and 114 (approx. 1300 square feet @ $10. per sq ft.)  Work rooms #130, 134, 142, and 144
                        (approx. 9.145 sq ft. @ $3.50 sq ft.) in the Township of Aston State of Pennsylvania, to be used and occupied as Light manufacturing & related offices and for no other purpose, for the term of Three years
3. Term                 beginning the First day of November, one thousand nine hundred and Ninety six (1996), and ending the Last day of October, one thousand nine hundred and Ninety nine (1999), for the minimum Annual rental of Forty
                        Five Thousand Dollard ($45,000.) lawful money of the United States of America, payable in monthly
4. Minimum Rent         installments in advance during the said term of this lease, or any renewal hereof, in sums of Three Thousand
                        Seven Hundred Fifty Dollars ($3,750.) on the First day of each month, rent to begin from the First day of
                        November, 1996.
                        the first installment to be paid t the time of signing this lease.  The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

                              The existing $26,200. rent arrearage will be liquidated at $250. per month over this lease with a
                              $17,200. ballon payment on October 30, 1999.
                              All utilities for work area will be metered and billed at PECO rates.  Utilities useage will be billed at $200 per month until metering is completed.  Lessor will provide utilities for office area.

5. Inability to give
   Possession                 If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the
                        Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if
                        Lessor is unable for any reason to give possession of the demised permises within 5 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the option, by notice to
                        Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.

6. Additional Rent            (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums
   (a) Damages for       which may become due by reason of the failure of Lessee to comply with all of the covenants of this lease
       Default           and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.
   (b) Taxes

   (c) Fire Insurance         (c) Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire
      Premiums           insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the
                         Lessee's business.

7. Place of Payment           All rent shall be payable without prior notice or demand at the office of Lessor, or at such other place as Lessor may from time to time designate by notice in writing.

8. Affirmative Cove-          Lessee covenants and agrees that he will without demand
   ments of Lessee            (a) Pay the rent and all other charges herein reserved as rent at the times and at the place that the
   (a) Payment of        same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges
       Rent              after the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as rent and/or any other charges, expenses, or costs herein agreed to be paid by Lessee may be proceeded for any recovered by Lessor by legal process in the same manner as rent due and in arrears.
   (b) Cleaning,              (b) Keep the demised premises clean and free from all ashes, dirt and other refused matter; replace
       Repairing, etc.   all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they are now, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted.  The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of the lease.
   (c) Requirements           (c) Comply with any requirements of any of the constituted public authorities, and with terms of any
       of Public         State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised
       Authorities       premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure so to do.
   (d) Fire                   (d) Use every reasonable precaution against fire.
   (e) Rules and              (e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.
       Regulations
   (f) Surrender of           (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the
       Possession        expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.
   (g) Notice of              (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the
       Fire, etc.        demised premises.
   (h) Condition of           (h) Lessee shall be responsible for the condition of the pavement, curb, cellar, doors, awnings and
       Pavement          others erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.
   (i) Agency on              (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide
       Removal           at any time during the term of this lease, or any renewal thereof, to vacate the herein demised prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-sub-letting or reletting or the demised other than an agent approved by the
                         Lessor and that should Lessee do so, or attempt to do so, the Lessor may signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, Lessee assuming all responsibility for such action.

   (l) Indemnification        (j) Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the convenants terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

9. Negative-Cove              Lessee convenants and agrees that he will do none of the following things without first obtaining the
   nents of Lessee       consent, in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without providing lessor with Lessor with reimbursement for any expenses incurred or incidental to Leasee's proposed action.
   (a) Use of                 (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.
       Premises               (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any
   (b) Assignment        part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part
       and Subletting    thereof; nor shall any assignee or sub-leasee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.
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Signs

     (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

Alterations Improvements

     (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

Machinery

     (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

Weights

     (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

Fire Insurance

     (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

Removal of Goods

     (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

Vacate Premises

     (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

Lessor's Rights

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

Inspection of Premises

     (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his opinion to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

Rules and Regulations

     (b) At any time or times and from time to time make such reasonable rules and regulations as may be necessary or desirable for the safety, care, and cleanliness of the demised premises and/or of the building of which the demised premises is a part and of real and personal property contained therein and for the preservation of good order. Such rules and regulations shall, when communicated in writing to Lessee, form a part of this lease.

Sale or Rent, Sign Prospective Purchasers or Tenants

     (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at anytime within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.

Discontinue Facilities and Service

     (d) Lessor may discontinue at any time, any or all facilities furnished and services rendered by Lessor not expressly convenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration for this lease.

Responsibility of Lessee

     (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

     (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or any other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

Responsibility of Lessor
Total Destruction of Premises

     (a) In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

Partial Destruction of Premises

     (b) If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

Repairs by Lessor

     (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

Damage for Interruption of Use

     (d) Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.

Representation of Condition of Premises

     (e) Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed hereon by Lessor, through its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed hereon.

Zoning

     (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

Miscellaneous Agreements and Conditions
Effect of Repairs on Rental

     (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease, expect to the extent and in the manner hereinbefore provided.

Agency

     (b)  It is hereby expressly agreed and understood that the
said.......................................is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

Waiver of Custom

     (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce has rights under said convenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

Conduct of Lessee

     (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein, for the Lessee's failure to observe all of the covenants and conditions of this lease.

Failure of Lessee to Repair

     (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

Waiver of Subrogation

     (f) Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

Security Interest

     (g) Lessee hereby grants to Lessor a security interest under the Uniform Commercial Code in all of Lessee's goods and property in, on, or about the demised premises. Said security interest shall secure unto Lessor the payment of all rent (and charges collectible or reserved as rent) hereunder which shall become due under the provisions of this lease. Lessee hereby to execute, upon request of Lessor, such financing statements as may be required under the provisions of the said Uniform Commercial Code to perfect a security interest in Lessee's said goods and property.

Remedies of Lessor

     If the Lessee
     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

     (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or be sold, or if for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired, thereupon:
     (1) The whole balance of rent and other charges, payments, costs, and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints
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Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

     (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.


15. Further Remedies of Lessor

     In the event of any default as above set forth in Section 14, Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

     (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms, and conditions of this lease.

     (b) May proceed as a secured party under the provisions of the Uniform Commercial Code against the goods in which Lessor has been granted a security interest pursuant to Section 13(g) hereof; and

     (c) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and

     (d) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Sections 16 and 17 hereof.

16. Confession of Judgment for Money

     Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease, or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

17. Confession of Judgment for Possession of Real Property

     Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property, and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

18. Affidavit of Default

     In any procedure or action to enter Judgment by Confession for Money pursuant to Section 16 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 17 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding.

19. Waivers by Lessee of Errors, Right of Appeal, Stay, Exemption, Inquisition

     Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefor. Lessee further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process, and further agrees that real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months' notice to quit and/or the fifteen (15) or thirty
(30) days' notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days' notice shall be sufficient in either or any such case.

20. Right of Assignee of Lessor

     The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

21. Remedies Cumulative

     All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

22. Condemnation

     In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

23. Subordination

     This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

24. Termination of Lease

     It is hereby mutually agreed that either party hereto may determine this lease at the end of said term by giving to the other party written notice thereof at least sixty days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one year and so on from year to year unless or until terminated by either party hereto, giving the other sixty days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within sixty days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either
(a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

25. Notices

All notices must be given by certified mail, return receipt requested.

26. Lease Contains all Agreements

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

27. Heirs and Assignees

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

28. Security Deposit

     Lessee does herewith deposit with Lessor the sum of              Dollars,
to be held as security for the full and faithful performance by Lessee of Lessee's obligations under this Lease and for the payment of damages to the demised premises. Said security deposit is to be held by Lessor as an Escrow Fund pursuant to the terms and provisions of the Penna Act of Assembly approved December 29, 1972, Act No. 363. Except for such sum as shall be lawfully applied by Lessor to satisfy valid claims against Lessee arising from defaults under this lease or by reason of damages to the demised premises, the Escrow Fund shall be returned to Lessee at the expiration of the terms of this lease or any renewals or extensions thereof but as provided for in the said Act of Assembly. It is understood that no part of any security deposit or Escrow Fund is to be considered as the last rental due under the terms of the lease.

29. Headings no part of Lease

     Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

30. The lessor agrees that in the event of the death of either partner of the lessee, or in the event of a sale of the lessee's business, the lessor will accept from the lessee (6) months notice to terminate the lease. In such event all rent arreages will be liquidated as part of the distribution of the sales proceeds.






     In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE
PRESENCE OF:

                                                                        Agent
------------------------------           ------------------------------


                                         /s/ Rueben B. Clark IV         Seal
------------------------------           ------------------------------


                                         /s/ William L. Swann           Seal
------------------------------           ------------------------------


                                                                        Seal
------------------------------           ------------------------------


                                                                        Seal
------------------------------           ------------------------------


        =========

        L E A S E

        =========

---------------------------------


  Riddle Valley Industrial Park
---------------------------------

               TO

       Clark Products, Inc.
---------------------------------


Premises
---------------------------------


---------------------------------


Rent   45,000 Annually
---------------------------------

Dated  November 1, 1996
---------------------------------

Term   Three Years
---------------------------------

---------------------------------

=================================

P 51939

     FOR VALUE RECEIVED............hereby assign, transfer and set over unto...........................................................................

Executors, Administrators and assigns all.......................right, title and interest in the within .........................and all benefit and advantages to be derived therefrom.

     WITNESS.........hand and seal this...........day of.............A.D. 19....


SEALED IN THE PRESENCE OF )
                          )
                          )            -----------------------------------------
                          )
                          )